 Filed Pursuant to Rule 497
 File No. 333-214232
FS ENERGY TOTAL RETURN FUND

Supplement dated December 12, 2019
to
Prospectus dated February 28, 2019

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy Total Return Fund (the “Fund”), dated February 28, 2019 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Types of Investments and Related Risks” beginning on page 38 of the Prospectus before you decide to invest in the Fund’s Shares.
*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***
On December 11, 2019, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Fund into a newly organized series (the “Acquiring Fund”) of FS Series Trust (the “Trust”). The reorganization of the Fund is subject to approval by its shareholders.
The Acquiring Fund will have substantially similar investment objectives and policies as those of the Fund, but the Acquiring Fund will be organized as an open-end mutual fund instead of a closed-end interval fund. FS Energy Advisor, LLC (the “Adviser”) will continue to serve as the investment adviser to the Acquiring Fund, and the Fund’s investment sub-adviser, Magnetar Asset Management LLC (“Magnetar”), will continue to serve as investment sub-adviser to the Acquiring Fund. The investments made by the Fund are currently recommended by Magnetar and require pre-approval by the Adviser’s investment committee. Following the reorganization, Magnetar will directly manage the Acquiring Fund’s assets on a discretionary basis, subject to oversight by the Adviser and the Board of Trustees of the Trust.
The Plan provides for (1) the transfer of all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the designated classes of the Acquiring Fund; (2) the distribution of the shares of designated classes of the Acquiring Fund to the shareholders of the Fund; and (3) the subsequent liquidation and termination of the Fund. The exchange of shares in the reorganization is intended to be tax-free under federal income tax laws (although there can be no assurances that the Internal Revenue Service will take a similar position), and shareholders of the Fund will not pay any sales charge as a result of the exchange of the shares in the reorganization. Under the Plan, all of the expenses in connection with entering into and carrying out the transactions contemplated by the Plan will be split equally between the Adviser and the Fund, except for the fees paid to governmental authorities for registering or qualifying the Acquiring Fund’s shares to be issued in connection with the reorganization, which fees will be paid by the Acquiring Fund.
The Fund will call a shareholder meeting at which shareholders of the Fund will be asked to consider and vote on the Plan. If shareholders of the Fund approve the reorganization, the reorganization is expected to take effect in March 2020.
Shareholders of the Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.
Please keep this supplement for future reference.